SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------


                                 Date of Report

                               September 20, 2002
                        (Date of earliest event reported)


                       I.R.E. Pension Investors, Ltd. - II
             (Exact name of registrant as specified in its Charter)


                                     Florida
                     --------------------------------------
                         (State of other jurisdiction or
                         incorporation or organization)

                                     0-14188
                          -----------------------------
                            (Commission File Number)

                                   59-2582239
                             -----------------------
                        (IRS Employer Identification No.)

                             1750 East Sunrise Blvd.
                             Ft. Lauderdale, Florida
                             -----------------------
                    (Address of principal executive offices)

                                      33304
                                      -----
                                   (Zip Code)


                                 (954) 760-5200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

Having sold its final asset and having made a final liquidating distribution to all limited partners of the Registrant, the Registrant has completed the winding up of its affairs, and, accordingly, on September 20, 2002 filed a Certificate of Cancellation of Certificate of Limited Partnership with the Secretary of State of the State of Florida. The Certificate terminated the existence of the Registrant and was effective upon its filing.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

         Exhibit 2 - Certificate of Cancellation of Certificate of Limited Partnership of I.R.E. Pension Investors, Ltd. - II



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           I.R.E. Pension Investors, Ltd. - II
                  By:      I.R.E. Pension Advisors II, Corp.
                           Managing General Partner



                  By:      /s/ Glen R. Gilbert
                           --------------------------------------------
                           Glen R. Gilbert, Executive Vice President
                             and Chief Financial Officer


Dated: September 20, 2002